EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report on Form 10-Q of Analogic Corporation (the “Company”) for the period ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, John J. Millerick, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act to 1934; and

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN J. MILLERICK

John J. Millerick
Chief Financial Officer

Dated: March 15, 2004

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